Exhibit A-4(a)

SUPPLEMENTAL INDENTURE NO. 1

dated as of May 1, 2004

to

COLLATERAL TRUST INDENTURE

dated as of May 1, 2004

among

GG1C FUNDING CORPORATION,

SYSTEM ENERGY RESOURCES, INC.

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity
but solely as Trustee

Indexing Instructions: This Supplement No. 1, dated May 1, 2004, is filed as an amendment to the Collateral Trust Indenture, dated as of May 1, 2004, among GG1C Funding Corporation, System Energy Resources, Inc. and Deutsche Bank Trust Company Americas, and recorded in Book ___, Page ___, on May ____, 2004, in the Office of the Chancery Clerk of Claiborne County, Mississippi. Pursuant to Section 89-5-33(3)(b) of the Mississippi Code, as amended, no indexing instruction is required for this instrument because it is one affecting a previously recorded instrument. As required by Mississippi law, this instrument shall be entered in the general index and noted on the margin of the previously recorded instrument.

Prepared by: Wise Carter Child & Caraway, Professional Association
&#                    P. O. Box 651
&#                    Jackson, MS 39205-0651
&#                    (601) 968-5500

SUPPLEMENTAL INDENTURE NO. 1, dated as of May 1, 2004, among GG1C Funding Corporation, a Delaware corporation (the "Company"), SYSTEM ENERGY RESOURCES, INC., an Arkansas corporation ("SERI"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee"),

W I T N E S S E T H:

WHEREAS, the Company and SERI have heretofore executed and delivered to the Trustee a Collateral Trust Indenture, dated as of May 1, 2004 (the "Original Indenture"), to provide for the issue from time to time of the Company's debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities"); and

WHEREAS, Sections 2.03 and 11.01 of the Original Indenture provide, among other things, that the Company, SERI and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of Securities of any series as permitted by said Sections 2.03 and 11.01; and

WHEREAS, the Company and SERI (a) desire the issuance by the Company of a series of Securities to be designated as hereinafter provided and (b) have requested the Trustee to enter into this Supplemental Indenture No. 1 for the purpose of establishing the form and terms of the Securities of such series (said Original Indenture, as supplemented by this Supplemental Indenture No. 1, being hereinafter called the "Indenture"); and

WHEREAS, all action on the part of the Company and SERI necessary to authorize the execution and delivery of this Supplemental Indenture No. 1 and the issuance of the aforesaid Securities has been duly taken; and

WHEREAS, all acts and things necessary to make the Securities of the series herein created and established, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the valid, binding and legal obligations of the Company, and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed, and the execution of this Supplemental Indenture No. 1 and the creation and issuance under the Indenture of such Securities have in all respects been duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 1 WITNESSETH:

That in order to establish the form and terms of and to authorize the authentication and delivery of the Securities of the series herein created and established, and in consideration of the acceptance of such Securities by the holders thereof and of the sum of one dollar duly paid to the Company by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Company and SERI each covenant and agree with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

  THE BONDS

      Terms of the Bonds.

      There are hereby created and established a series of Securities, designated the "Secured Lease Obligation Bonds, 5.129% Series due 2014" (hereinafter sometimes referred to as the "Bonds"). The Bonds shall be issued in the aggregate principal amount, shall bear interest at the rate per annum and shall have the Stated Maturity of principal set forth below:

	Original	Interest	Stated
	Principal Amount	Rate	Maturity
Bonds	$284,756,685	5.129%	January 15, 2014

    The Bonds shall be substantially in the form of Exhibit A hereto. The interest on the Bonds shall be due and payable as and from the most recent interest payment date to which interest has been paid or duly provided for or, with respect to any Bond issued prior to the first interest payment date, the date of original issuance thereof, semiannually on January 15 and July 15 in each year (commencing July 15, 2004), until the principal amount of the Bonds is paid in full or duly provided for. The interest so payable shall be paid to the Person in whose name a Bond is registered at the close of business on the Regular Record Date for such interest, which, for each applicable interest payment date, shall be the Business Day next preceding such interest payment date. The Bonds are issuable only as registered Bonds without coupons in denominations of $1,000 and/or any integral multiple of $1.00 in excess of $1,000.

    Installment Payments of Principal.

              Installment Payments. On each Installment Payment Date set forth below, the Company shall pay an installment of principal of each Bond equal in amount to the Installment Payment Percentage set forth below for such Installment Payment Date multiplied by the Original Principal Amount (as hereinafter defined) of such Bond. The installment payment amount so payable shall be paid to the Person in whose name a Bond is registered at the close of business on the Regular Record Date for such installment of principal, which, for each applicable Installment Payment Date, shall be the Business Day next preceding such Installment Payment Date. "Original Principal Amount", when used with respect to the Bonds, means the principal amount identified as such on the face of such Bond.

Installment Payment Date	Installment Payment Percentage

January 15, 2005	10.1103709%
January 15, 2006	8.0730512%
January 15, 2007	8.1948320%
January 15, 2008	9.3769433%
January 15, 2009	9.9875720%
January 15, 2010	14.6492606%
January 15, 2011	11.8488323%
January 15, 2012	2.9307421%
January 15, 2013	10.7403624%
January 15, 2014	14.0880331%

              Certain Adjustments to Installment Payments. In the event that there shall have been any partial redemption of the Bonds (other than pursuant to principal installment payments), each Installment Payment Amount for each Bond subsequent to such redemption shall be reduced by (i) in the case of a partial redemption pursuant to Section 1.05 hereof, an amount equal to the amount obtained by multiplying such Installment Payment Amount as in effect prior to such redemption by a fraction of which the numerator shall be the aggregate principal amount of Bonds redeemed pursuant to such partial redemption, and the denominator shall be the aggregate unpaid principal amount of Bonds outstanding immediately prior to such redemption and (ii) in the case of a partial redemption pursuant to Section 1.03 hereof, an amount such that the aggregate of all principal installment payments to be made on the Bonds on the relevant Installment Payment Date shall be equal to the amount of principal of the Pledged Lessor Notes to be paid on such date under the remaining Lease Indenture, any such reduction to be made on a pro rata basis, as nearly as practicable, among the Holders of the Bonds.

    Redemption upon Lease Termination.

    If any Lease is to be terminated pursuant to Section 13(f) or (g) or Section 14 thereof, or under the circumstances described in Section 10(b)(3)(ix) of the related Participation Agreement, and all Lessor Notes issued under the related Lease Indenture are to be prepaid, Bonds, equal in principal amount to the Pledged Lessor Notes issued under such Lease Indenture shall be redeemed on the date on which such Lessor Notes are to be prepaid, at a Redemption Price equal to the unpaid principal amount thereof plus accrued interest to the Redemption Date, all subject, however, except in the case of a termination pursuant to Section 14 of such Lease, to the right of SERI to assume such Lessor Notes in which event there shall be no redemption of Bonds as a consequence of such termination.

    Sinking Fund Redemption.

    There shall be no Sinking Fund for the retirement of the Bonds.

    Other Redemption.

    The Bonds will be redeemable at the option of the Company, in whole or in part, (i) at any time prior to July 15, 2008, at a redemption price equal to the greater of (a) the unpaid principal amount of the Bonds being redeemed and (b) as determined by the Independent Investment Banker, the sum of (x) the sum of the present values of the remaining scheduled payments of principal on the Bonds being redeemed to July 15, 2008, assuming the related principal remaining unpaid at July 15, 2008 is repaid in full on such date, plus (y) the sum of the present values of the remaining scheduled payments of interest on the Bonds being redeemed to July 15, 2008 (excluding the portion of any such interest accrued to the redemption date), discounted (for purposes of determining such present values) from its respective payment date to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 0.35%, and (ii) at any time on or after July 15, 2008, prior to maturity of the Bonds, at a redemption price equal to the unpaid principal amount thereof being redeemed, plus, in each case, accrued and unpaid interest thereon to the redemption date.

    For purposes of this Section 1.05, capitalized terms used herein shall have the following meanings:

    "Adjusted Treasury Rate" means, with respect to any redemption date:

    (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Average Life Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

    (2) if such release (or any successor release) is not published during the week preceding the calculation date for the Adjusted Treasury Rate or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

    The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

    "Average Life Date" means, for any Bond, the date that follows the redemption date by a period equal to the Remaining Weighted Average Life at the redemption date of such Bond.

    "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in New Orleans or The City of New York are authorized or required by law or executive order to remain closed or a day on which the corporate trust office of the Trustee is closed for business.

    "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the Average Life Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Average Life Date.

    "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

    "Independent Investment Banker" means one of the Reference Treasury Dealers that the Company appoints to act as the Independent Investment Banker from time to time or, if any of such firms is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

    "Reference Treasury Dealer" means (1) Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer, and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m. on the third Business Day preceding such redemption date.

    "Remaining Weighted Average Life" means, at the redemption date of any Bond, the number of days equal to the quotient obtained by dividing (a) the sum of each of the products obtained by multiplying (i) the amount of each then remaining installment of principal of such Bond, assuming the principal relating to the Bonds being redeemed remaining unpaid at July 15, 2008 is paid in full on such date, by (ii) the number of days from and including the redemption date to but excluding the scheduled payment date of such principal installment, by (b) the then unpaid principal amount of such Bond.

    Selection by Trustee of Bonds to be Redeemed.

    Subject to the provisions of subsection (a) and (b) of Section 6.03 of the Original Indenture, if fewer than all of the Bonds are to be redeemed, the particular Bonds to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee by prorating, as nearly as practicable, the principal amount of such Bonds to be redeemed among the Holders of such Bonds.

    Payments of Interest and Installment Payment Amounts.

    Payments of interest and Installment Payment Amounts (other than that payable at Stated Maturity, which will be payable to the Person to whom principal is payable as set forth in the Bonds), may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register.

    Restrictions on Transfers.

              Bonds offered and sold in reliance on Rule 144A under the Securities Act shall be issued initially in the form of one or more permanent global Bonds, substantially in the form of Exhibit A (a "144A Global Security"), deposited with The Depository Trust Company (the "Clearing Agency") or the Trustee as custodian for the Clearing Agency. Transfers of beneficial interests in the 144A Global Security will be subject to the restrictions on transfer contained in the non-registration legend set forth in Exhibit A. Transfers of beneficial interests in the 144A Global Security will be made in accordance with the standing instructions and procedures of the Clearing Agency.

              Bonds offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Bonds, substantially in the form of Exhibit A (a "Regulation S Global Security"), but without the non-registration legend set forth therein, deposited with the Clearing Agency or the Trustee as custodian for the Clearing Agency. Prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Global Security will be subject to the restrictions on transfer contained in the Regulation S legend set forth in Exhibit A. After the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Global Security will not be subject to any restrictions. Transfers of beneficial interests in the Regulation S Global Security will be made in accordance with the standing instructions and procedures of the Clearing Agency.

              For purposes of this Supplemental Indenture No. 1, (i) "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency, (ii) "Distribution Compliance Period" means the period of 40 consecutive days beginning on and including the later of (x) the day on which the offering of the Bonds commences or (y) the original issue date of the Bonds, and (iii) "Global Securities Certificate" or "Global Security" means any Bond in the form of a 144A Global Security and a Regulation S Global Security.

              Bonds offered and sold to Institutional Accredited Investors shall be issued initially in the form of one or more Definitive Bond Certificates, substantially in the form of Exhibit B. Transfers of Definitive Bond Certificates will be subject to the non-registration legend and the requirements contained in Section 1.09(d)(1) or (d)(2) of this Article One. For purposes of this Supplemental Indenture No. 1, (i) "Definitive Bond Certificates" means Bonds issued in definitive, fully registered form and (ii) "Institutional Accredited Investor" means an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

    Transfer Procedures.

              So long as the Bonds are eligible for book-entry settlement in the Clearing Agency or unless otherwise required by law, all Bonds that are so eligible will be represented by one or more Global Securities Certificates deposited with the Clearing Agency or the Trustee as custodian for the Clearing Agency. No owner of a beneficial interest in a Global Securities Certificate will receive a Definitive Bond Certificate representing such owner's beneficial interest in the Bonds, except as provided in Section 1.09(f) of this Article One; provided, however, that the Company shall issue a Definitive Bond Certificate upon any transfer of a beneficial interest in a Global Security to the Company or an "affiliate" as defined in Rule 144 under the Securities Act (an "Affiliate") of the Company and no Definitive Bond Certificate, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be resold, retransferred or included in any Global Security until such Bond is freely tradeable in accordance with Rule 144(k) under the Securities Act.

              Global Securities shall initially be registered in the name of a nominee of the Clearing Agency.

              Transfers of interests in Bonds between any 144A Global Security and any Regulation S Global Security will be made in accordance with this Supplemental Indenture No. 1 (including Section 1.09(d)(3) and (4) of this Article One, as applicable) and in accordance with the standing instructions and procedures of the Clearing Agency. The Trustee shall make appropriate endorsements to reflect increases or decreases in the amount of such Global Securities.

              Unless and until the Transfer Restriction Termination Date (meaning the first day in which the Bonds (other than Bonds acquired by the Company or any Affiliate thereof) may be sold pursuant to Rule 144(k) under the Securities Act):

                Definitive to Definitive Transfers. Any transfer of a Definitive Bond Certificate shall be registered on the registry books only upon receipt by the Trustee of such Definitive Bond Certificate accompanied by a duly completed and executed assignment in the form attached to Exhibit B and, in the case of a transfer to an Institutional Accredited Investor, upon receipt by the Trustee of a written certificate in the form of Exhibit C (or other certifications, legal opinions or other information as SERI may reasonably request to confirm that such transfer is exempt from the registration requirements of the Securities Act);

                Definitive into Global Security. So long as Bonds are eligible for book-entry settlement with the Clearing Agency or unless otherwise required by law, upon any transfer of a Definitive Bond Certificate to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act or to a non-U.S. Person in accordance with Regulation S, and upon receipt of the Definitive Bond Certificate being so transferred accompanied by a duly completed and executed assignment in the form attached to Exhibit B, the Trustee shall make an endorsement on any 144A Global Security or any Regulation S Global Security, as the case may be, to reflect an increase in such Global Security and the Trustee shall cancel such Definitive Bond Certificate;

                144A Global Security into Regulation S Global Security. Any transfer in accordance with Rule 903 or Rule 904 of Regulation S of a beneficial interest in a 144A Global Security shall be reflected by an increase in the Regulation S Global Security and a corresponding decrease in the 144A Global Security, in each case by the Trustee making an endorsement on such Global Security, only upon receipt by the Trustee of a written certificate in the form of Exhibit D (or such other certifications, legal opinions or other information as SERI may reasonably require to confirm that such transfer is being made pursuant to such Rule 903 or Rule 904); and

                Regulation S Global Security into 144A Global Security. Any transfer of a beneficial interest in a Regulation S Global Security to a transferee that takes delivery in the form of a beneficial interest in the 144A Global Security shall be reflected by an increase in the 144A Global Security and a corresponding decrease in the Regulation S Global Security, in each case by the Trustee making an endorsement on such Global Security and, prior to the expiration of the Distribution Compliance Period, only upon receipt by the Trustee of a written certificate in the form of Exhibit E (or such other certifications, legal opinions or other information as SERI may reasonably require).

              Any Global Security may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Supplemental Indenture No. 1 and the Indenture as amended as may be required by the Clearing Agency, by any national securities exchange or by the National Association of Securities Dealers, Inc., or as may be required for the Bonds to be tradeable on any other market developed for trading of securities pursuant to Rule 144A under the Securities Act or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Bonds may be listed or traded or to conform with any usage with respect thereto or to indicate any special limitations or restrictions to which any particular Bonds are subject.

              Notwithstanding any other provisions of this Supplemental Indenture No. 1 (other than the provisions set forth in this Section 1.09(f)), a Global Security may not be exchanged in whole or in part for Definitive Bond Certificates, and no transfer of a Global Security may be registered, in the name of any Person other than the Clearing Agency or a nominee thereof, unless (i) such Clearing Agency (A) has notified the Trustee and the Company that it is unwilling or unable to continue as Clearing Agency for such Global Security or (B) has ceased to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and no successor Clearing Agency has been appointed by the Company within 90 days after its receipt of such notice or its becoming aware of such cessation of registration, (ii) there has occurred and is continuing an Event of Default, or any event that after notice or lapse of time or both would be an Event of Default under the Indenture as amended, with respect to the Bonds or (iii) the Company in its discretion instructs the Trustee to exchange such Global Security for Definitive Bond Certificates (in which case such exchange shall be effected by the Trustee).

              Unless and until Definitive Bond Certificates have been issued to owners pursuant to Section 1.11 of this Article One, the following provisions of this Section 1.09(g) shall be in full force and effect:

                the security registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Supplemental Indenture No. 1 relating to the Global Securities (including the payment of principal, premium, if any, and interest on the Bonds evidenced by Global Securities Certificates and the giving of instructions or directions to owners of Bonds evidenced by Global Securities) as the sole holder of Bonds evidenced by Global Securities and shall have no obligations to the beneficial owners thereof; and

                the rights of the beneficial owners of the Global Securities shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such beneficial owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Bond Certificates are issued pursuant to Section 1.09(f) of this Article One or Section 1.11 of this Article One, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Bonds to such Clearing Agency Participants.

    Notices.

    To the extent that a notice or other communication to the owners is required under this Supplemental Indenture No. 1, unless and until Definitive Bond Certificates shall have been issued to owners pursuant to Section 1.11 of this Article One, the Trustee shall give all such notices and communications specified herein to be given to beneficial owners to the Clearing Agency and shall have no obligations to the beneficial owners.

    Definitive Bond Certificates.

    Upon surrender to the security registrar of the Global Securities Certificates by the Clearing Agency upon occurrence of any of the events described in Section 1.09(f) of this Article One, accompanied by registration instructions, the Trustee shall authenticate and deliver and the security registrar shall register the Definitive Bond Certificates in accordance with the instructions of the Clearing Agency. Neither the security registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Bond Certificates, the Trustee shall recognize the holders of the Definitive Bond Certificates as Bondholders.

    Beneficial Interest in Global Security After Transfer.

  Any beneficial interest in one of the Global Securities that is transferred to a Person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all restrictions, if any, and procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture No. 1, the Bonds or applicable law with respect to any transfer or any interest in any Bond (including any transfers between or among the Clearing Agency Participants or owners or holders of beneficial interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture No. 1, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

  None of the Company, SERI, the Trustee, any paying agent or the security registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in any Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

  No holder of any beneficial interest in any Global Security held on its behalf by the Clearing Agency (or its nominee) shall have any rights under this Supplemental Indenture No. 1 with respect to such Global Security or any Bond represented thereby, and the Clearing Agency may be treated by the Company, SERI, the Trustee, and any agent of the Company, SERI, or the Trustee as the owner of such Global Security or any Bond represented thereby for all purposes whatsoever.

  Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, SERI, the Trustee, or any agent of the Company, SERI, or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency, as a holder, with respect to such Global Security or shall impair, as between the Clearing Agency and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of the Clearing Agency (or its nominee) as holder of such Global Security.

  PLEDGE OF LESSOR NOTES

      Pledge of Lessor Notes.

  To secure the payment of the principal of and premium, if any, and interest on all the Securities from time to time Outstanding under the Indenture, and the performance of the covenants therein and herein contained, the Company by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, hypothecate, pledge, confirm to the Trustee and create a security interest in favor of the Trustee, for the benefit of the Holders, in the Lessor Notes identified on Schedule 1 hereto (herein referred to as the "Pledged Lessor Notes"), to be held by the Trustee, in trust, for the uses and purposes, and subject to the covenants and conditions, set forth in the Original Indenture.

  SATISFACTION AND DISCHARGE OF BONDS

      Additional Provisions.

      If the Company shall make any deposit of money with respect to any Bonds, or any portion of the principal amount thereof, as contemplated by Section 12.01 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (y) in the first paragraph of said Section 12.01 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

                an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in respect of the Bonds, shall assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, at such time or times, as shall be necessary, together with the money theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Bonds or portions thereof, all in accordance with and subject to the provisions of said Section 12.01; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

                an Opinion of Counsel to the effect that, as a result of (i) the receipt by the Company from, or the publication by, the Internal Revenue Service of a ruling or (ii) a change in law occurring after the date of this Supplemental Indenture No. 1, the Holders of such Bonds, or portions of the principal amount thereof, will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

  MISCELLANEOUS

      Execution as Supplemental Indenture.

      This Supplemental Indenture No. 1 is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Supplemental Indenture No. 1 forms a part thereof.

      Definitions.

      Capitalized terms used which are not defined herein shall have the meanings ascribed thereto in the Original Indenture.

      Counterpart Execution.

This Supplemental Indenture No. 1 may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

IN WITNESS WHEREOF, the Company, SERI and the Trustee have caused this Supplemental Indenture No. 1 to be duly executed as of the day and year first above written.

GG1C FUNDING CORPORATION

By
Title:

SYSTEM ENERGY RESOURCES, INC.

By
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee

By
Title:

STATE OF NEW YORK )
) ss.:
COUNTY OF NEW YORK )

Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ___________, within my jurisdiction, the within named ______________, who acknowledged that he is a ______________ of GG1C Funding Corporation, a Delaware corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument after first having been duly authorized by said corporation so to do.

Notary Public

My Commission Expires:

______________________

STATE OF LOUISIANA )
) ss.:
PARISH OF ORLEANS )

Personally appeared before me, the undersigned authority in and for the said parish and state, on this ____ day of ______________, within my jurisdiction, the within named ______________, who acknowledged that he is a ______________ of SYSTEM ENERGY RESOURCES, INC., an Arkansas corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument after first having been duly authorized by said corporation so to do.

Notary Public

My Commission is issued for life:

STATE OF NEW YORK )
) ss.:
COUNTY OF NEW YORK )

Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ___________, within my jurisdiction, the within named ______________, who acknowledged that he is a ______________ of DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, and that for and on behalf of the said corporation, and as its act and deed, he executed the above and foregoing instrument after first having been duly authorized by said corporation so to do.

Notary Public

My Commission Expires:

______________________

STATE OF NEW YORK )
) ss.:
COUNTY OF NEW YORK )

Personally appeared before me, the undersigned authority in and for the said county and state, on this ____ day of ___________, within my jurisdiction, the within named ______________, who acknowledged that he is a ______________ of DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, Trustee under the above and foregoing instrument, and that for and on behalf of the said corporation, and as its act and deed in said capacity as Trustee and its having been duly authorized so to do, he executed the above and foregoing instrument after first having been duly authorized by said corporation so to do.

Notary Public

My Commission Expires:

______________________

SCHEDULE 1

PLEDGED LESSOR NOTES
Lessor Notes Issued Under Lease Indenture No. 1
Number	Principal Amount	Interest Rate	Maturity
R1-A	$226,279,158	5.129%	January 15, 2014

Lessor Notes Issued Under Lease Indenture No. 2
Number	Principal Amount	Interest Rate	Maturity
R-2A	$58,477,527	5.129%	January 15, 2013

EXHIBIT A
FORM OF GLOBAL BOND
(FRONT)

[depository legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFER OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE SUPPLEMENTAL INDENTURE NO. 1 ESTABLISHING THIS SERIES.

[non-registration legend]

THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THE BONDS EVIDENCED HEREBY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH BONDS, (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE BONDS EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE BONDS EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), OFFER, RESELL OR OTHERWISE TRANSFER SUCH BONDS EXCEPT (A) TO SYSTEM ENERGY RESOURCES, INC. OR GG1C FUNDING CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF SUCH BONDS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (G) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE BONDS EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE, SUCH CERTIFICATIONS OR OTHER INFORMATION AS SYSTEM ENERGY RESOURCES, INC. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE BONDS EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT OR SUCH EARLIER TIME AS A TRANSFER OF SUCH BONDS IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

[Regulation S legend]

BY ITS ACQUISITION HEREOF, EACH HOLDER OF THE BONDS EVIDENCED HEREBY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH BONDS, AGREES THAT PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN THE SUPPLEMENTAL INDENTURE NO. 1), BENEFICIAL INTERESTS IN THIS SECURITY MAY ONLY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED (A) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NUMBER
R-

SECURED LEASE OBLIGATION BOND, 5.129% SERIES DUE 2014
INTEREST RATE	MATURITY DATE	CUSIP
5.129%	January 15, 2014	________________

REGISTERED HOLDER:

ORIGINAL PRINCIPAL AMOUNT: As set forth in Schedule I hereto.

GG1C Funding Corporation, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to the Registered Holder named above, or registered assigns, the unpaid portion of the original Principal Amount (stated above) in installments on each Installment Payment Date as set forth on the reverse hereof with the final installment due and payable on the Maturity Date (stated above) and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on the principal amount remaining unpaid from time to time from the most recent interest payment date to which interest has been paid or duly provided for or, if this Bond is dated prior to July 15, 2004, the date of the original issuance of Bonds of this series, semiannually on January 15 and July 15 in each year, commencing July 15, 2004, at the Interest Rate (stated above) per annum, until the principal hereof is paid in full or made available for payment. The interest or Installment Payment Amount so payable shall, as provided in such Indenture, be paid to the person in whose name this Bond (or one or more Predecessor Securities, as defined in such Indenture) is registered at the close of business on the Regular Record Date (all capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Indenture referred to on the reverse hereof) for such interest or installment of principal, which shall be the Business Day next preceding such interest payment date or Installment Payment Date. Any such interest or Installment Payment Amount not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder on such Regular Record Date, and may be paid to the person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest or defaulted installment to be fixed by the Trustee (as defined on the reverse hereof), notice of which shall be given to the Holders of the Bonds not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of, and premium, if any, and interest on this Bond shall be made upon presentation and surrender hereof at the Corporate Trust Office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts, except that payment of interest and Installment Payment Amounts (other than that payable on the Maturity Date) shall be made, without presentation or surrender hereof, by check mailed to the address of the Holder entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Holder entitled thereto as specified in the Security Register.

As provided in the Indenture, in any case where any Redemption Date, Installment Payment Date or the Stated Maturity of principal of or any installment of interest on any bond, or any date on which any defaulted interest or principal is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Bond) payment of interest and/or principal and premium, if any, shall be due and payable on the next succeeding Business Day with the same force and effect as if made on or at such nominal Redemption Date, Stated Maturity, Installment Payment Date or date on which the defaulted interest or principal is proposed to be paid and no interest shall accrue on the amount so payable for the period from and after such Redemption Date, Stated Maturity, Installment Payment Date or date for the payment of defaulted interest or principal, as the case may be.

Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed under its corporate seal.

Dated:

GG1C FUNDING CORPORATION

By
[Vice President]
Attest
[Secretary]
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture
, as Trustee
By
Authorized Officer
Dated

[BACK]

GG1C FUNDING CORPORATION

SECURED LEASE OBLIGATION BOND,
5.129% SERIES DUE 2014

This Bond is one of an authorized issue of Securities of the Company known as its "Secured Lease Obligation Bonds, 5.129% Series due 2014 (the "Bonds"). The Bonds are issued under and secured by a Collateral Trust Indenture, dated as of May 1, 2004 (the "Original Indenture"), among the Company, System Energy Resources, Inc., an Arkansas corporation ("System Energy"), and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by Supplemental Indenture No. 1, dated as of May 1, 2004, among such parties (together, and as thereafter amended in accordance with its terms, the "Indenture"). The Indenture permits the issuance of additional series of Securities for the purposes and as provided therein. All Bonds are secured equally and ratably with one another and with any other Securities of the Company issued under the Indenture, as amended or supplemented. Reference is hereby made to the Indenture and any supplements or amendments thereto for a description of the nature and extent of the Securities issued thereunder, the property assigned, pledged and transferred thereunder and the respective rights of the Holders of the Bonds and of the Trustee and the Company in respect of such Security and the terms upon which the Bonds are and are to be authenticated and delivered. The Holder of this Bond, by its acceptance hereof, is deemed to have consented and agreed to all the terms and provisions of the Indenture.

The unpaid principal of and premium, if any, and interest on this Bond are payable from and secured by the assets subject to the lien of the Indenture and the income and proceeds received by the Trustee therefrom and all payments of principal, premium, if any, and interest shall be made in accordance with the terms of the Indenture.

The Indenture provides that certain promissory notes ("Pledged Lessor Notes") are subject to the lien of the Indenture and that additional Pledged Lessor Notes, as and when issued, can be made subject to the lien of the Indenture pursuant to Indenture supplements. The Pledged Lessor Notes subject to the lien of the Indenture on the date of the initial issuance of Bonds were issued by Wachovia Bank, National Association (as successor in interest to Meridian Trust Company), as owner trustee under each of Trust Agreement No. 1 and Trust Agreement No. 2 (each, a "Trust Agreement" and, together, the "Trust Agreements"), each such Trust Agreement with the institutional investor party thereto (each such institutional investor, an "Owner Participant"). Such Pledged Lessor Notes were issued under either Trust Indenture, Deed of Trust, Mortgage, Security Agreement and Assignment of Facility Lease No. 1 or Trust Indenture, Deed of Trust, Mortgage, Security Agreement and Assignment of Facility Lease No. 2, each such indenture between an owner trustee, as owner trustee and lessor (a "Lessor") and Bankers Trust Company (now known as Deutsche Bank Trust Company Americas) and Stanley Burg, not in their individual capacities but solely as Corporate Indenture Trustee and Individual Indenture Trustee, respectively, (each of such indentures, as it was executed and delivered and as thereafter amended in accordance with its terms, being herein called a "Lease Indenture" and each trustee thereunder being herein called a "Lease Indenture Trustee"). Reference is made to each Lease Indenture for a description of the nature and extent of property assigned, pledged, transferred and mortgaged thereunder and the rights of the holders of Pledged Lessor Notes. Except as expressly provided in a Lease Indenture, all payments of principal, premium, if any, and, interest to be made on a Pledged Lessor Note issued under such Lease Indenture will be made only from the assets subject to the lien of such Lease Indenture or the income and proceeds received by the Lease Indenture Trustee therefrom, including, in the case of each Lease Indenture, the rights of the Lessor which, is a party thereto to receive basic rentals and certain other payments under a Facility Lease with System Energy relating to an undivided interest in certain assets constituting part of the Grand Gulf Nuclear Station Unit No. 1 (each of such Facility Leases, as it was executed and delivered and as thereafter amended in accordance with its terms being herein called a "Lease"), which basic rentals and other payments will be at least sufficient to provide for the scheduled payments of the principal of and interest on each Pledged Lessor Note issued under such Lease Indenture. Each Holder of this Bond, by its acceptance hereof, is deemed to have agreed (x) that it will look solely to the assets subject to the lien of the Indenture or the income or proceeds received by the Trustee therefrom, to the extent available for distribution to the Holder hereof as provided in the Indenture, and (y) that none of any Owner Participant, any Lessor, any Lease Indenture Trustee or the Trustee is liable to the Holder hereof or, in the case of any Owner Participant, Lessor or Lease Indenture Trustee, to the Trustee, for any amounts payable on this Bond, or, except as provided in the Indenture with respect to the Trustee, for any liability under the Indenture.

With certain exceptions as therein provided, the supplementation of the Indenture for the purpose of adding any provisions thereto, or changing in any manner or eliminating any of the provisions thereof, will require the consent of the Holders of not less than a majority in aggregate unpaid principal amount of all Securities of all series at the time Outstanding under the Indenture considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate unpaid principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required. The Indenture also contains provisions permitting the Holders of not less than a majority in unpaid principal amount of the Securities at the time Outstanding, on behalf of the Holders of all of the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

On each Installment Payment Date set forth below, the Company shall pay an installment of principal of this Bond equal (subject to adjustment as hereinafter described) in amount to the Installment Payment Percentage set forth below for such Installment Payment Date multiplied by the Original Principal Amount stated on the face of this Bond.

Installment Payment Date	Installment Payment Percentage
January 15, 2005	10.1103709%
January 15, 2006	8.0730512%
January 15, 2007	8.1948320%
January 15, 2008	9.3769433%
January 15, 2009	9.9875720%
January 15, 2010	14.6492606%
January 15, 2011	11.8488323%
January 15, 2012	2.9307421%
January 15, 2013	10.7403624%
January 15, 2014	14.0880331%

In the event of any partial redemption of Bonds (other than pursuant to the aforementioned principal installment payments) the amount of each installment payment of principal to be paid thereafter pursuant to the installment payment schedule indicated above shall be adjusted in accordance with the Indenture.

Notwithstanding anything to the contrary set forth herein or in the Indenture, the unpaid principal amount hereof recorded on the Security Register maintained by the Security Registrar shall be controlling as to the remaining unpaid principal amount hereof.

If any Lease is to be terminated pursuant to Section 13(f) or (g) or Section 14 thereof, or under the circumstances described in Section 10(b)(3)(ix) of the related Participation Agreement, and all Lessor Notes issued under the related Lease Indenture are to be prepaid, Bonds, equal in principal amount to the Pledged Lessor Notes issued under such Lease Indenture, shall be redeemed, on the date on which such Lessor Notes are to be prepaid, at a redemption price equal to the unpaid principal amount thereof plus accrued interest to the Redemption Date, all subject, however, except in the case of a termination pursuant to Section 14 of such Lease, to the right of System Energy to assume such Lessor Notes in which event there shall be no redemption of Bonds as a consequence of such termination.

This Bond is redeemable at the option of the Company as provided in the Indenture.

In the event that any of the Bonds are called for redemption, notice shall be given to the Holders in accordance with Section 6.04 of the Original Indenture not less than 20 nor more than 60 days prior to the redemption date.

With respect to any notice of redemption of Bonds (and not with respect to installment payments of principal payable on Installment Payment Dates) unless, upon the giving of such notice, such Bonds shall be deemed to have been paid in accordance with the provisions of the Indenture, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest on such Bonds and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made.

Bonds (or portions thereof as aforesaid) for which redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest).

If an Event of Default shall occur, the unpaid principal of this Bond may become or be declared due and payable in the manner and with the effect provided in the Indenture.

This Bond is transferable by the Holder hereof in person or by attorney authorized in writing, at the Corporate Trust Office of the Security Registrar (or if such office is not in the Borough of Manhattan, The City of New York, at either such office or an office to be maintained in such Borough). Upon surrender for registration of transfer of this Bond, the Company shall execute, and the Trustee (or any Authenticating Agent) shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same series, of authorized denominations and of like tenor and aggregate principal amount.

The Bonds are issuable only as registered Bonds without coupons in denominations of $1,000 and/or any integral multiple of $1.00 in excess of $1,000. As provided in and subject to the provisions of the Indenture, Bonds may be exchanged for other Bonds of the same series, of authorized denominations, and of like tenor and aggregate principal amount, upon surrender at any office maintained for such purpose pursuant to the Indenture.

No service charge will be made to any Holder of Bonds for any such transfer or exchange but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The person in whose name this Bond is registered shall be deemed to be the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, regardless of any notice to anyone to the contrary.

As provided in the Indenture, the Indenture and the Bonds shall be construed in accordance with and governed by the internal laws of the State of New York.

SCHEDULE I

144A Global Security

The Original Principal Amount of Bonds evidenced by this 144A Global Security is _____________.

CHANGES TO ORIGINAL PRINCIPAL AMOUNT OF BONDS EVIDENCED BY 144A GLOBAL SECURITY
Date	Original Principal Amount of Bonds by which this 144A Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Resulting Original Principal Amount of Bonds Represented by this 144A Global Security	Notation Made by

SCHEDULE I

REGULATION S GLOBAL SECURITY

The Original Principal Amount of Bonds evidenced by this Regulation S Global Security is ____________________.

CHANGES TO ORIGINAL PRINCIPAL AMOUNT OF BONDS EVIDENCED BY REGULATION S GLOBAL SECURITY
Date	Original Principal Amount of Bonds by which this Regulation S Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Resulting Original Principal Amount of Bonds Represented by this Regulation S Global Security	Notation Made by

EXHIBIT B
FORM OF DEFINITIVE BOND
(FRONT)

[non-registration legend]

THE BONDS EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THE BONDS EVIDENCED HEREBY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH BONDS, (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE BONDS EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE BONDS EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), OFFER, RESELL OR OTHERWISE TRANSFER SUCH BONDS EXCEPT (A) TO SYSTEM ENERGY RESOURCES, INC. OR GG1C FUNDING CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF SUCH BONDS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (G) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE BONDS EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE, SUCH CERTIFICATIONS OR OTHER INFORMATION AS SYSTEM ENERGY RESOURCES, INC. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE BONDS EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT OR SUCH EARLIER TIME AS A TRANSFER OF SUCH BONDS IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

NUMBER
R-

SECURED LEASE OBLIGATION BOND, 5.129% SERIES DUE 2014
INTEREST RATE	MATURITY DATE	CUSIP
5.129%	January 15, 2014	________________

REGISTERED HOLDER:

ORIGINAL PRINCIPAL AMOUNT:

GG1C Funding Corporation, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to the Registered Holder named above, or registered assigns, the unpaid portion of the original Principal Amount (stated above) in installments on each Installment Payment Date as set forth on the reverse hereof with the final installment due and payable on the Maturity Date (stated above) and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) on the principal amount remaining unpaid from time to time from the most recent interest payment date to which interest has been paid or duly provided for or, if this Bond is dated prior to July 15, 2004, the date of the original issuance of Bonds of this series, semiannually on January 15 and July 15 in each year, commencing July 15, 2004, at the Interest Rate (stated above) per annum, until the principal hereof is paid in full or made available for payment. The interest or Installment Payment Amount so payable shall, as provided in such Indenture, be paid to the person in whose name this Bond (or one or more Predecessor Securities, as defined in such Indenture) is registered at the close of business on the Regular Record Date (all capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Indenture referred to on the reverse hereof) for such interest or installment of principal, which shall be the Business Day next preceding such interest payment date or Installment Payment Date. Any such interest or Installment Payment Amount not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder on such Regular Record Date, and may be paid to the person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest or defaulted installment to be fixed by the Trustee (as defined on the reverse hereof), notice of which shall be given to the Holders of the Bonds not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of, and premium, if any, and interest on this Bond shall be made upon presentation and surrender hereof at the Corporate Trust Office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts, except that payment of interest and Installment Payment Amounts (other than that payable on the Maturity Date hereof) shall be made, without presentation or surrender hereof, by check mailed to the address of the Holder entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Holder entitled thereto as specified in the Security Register.

As provided in the Indenture, in any case where any Redemption Date, Installment Payment Date or the Stated Maturity of principal of or any installment of interest on any bond, or any date on which any defaulted interest or principal is proposed to be paid, shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Bond) payment of interest and/or principal and premium, if any, shall be due and payable on the next succeeding Business Day with the same force and effect as if made on or at such nominal Redemption Date, Stated Maturity, Installment Payment Date or date on which the defaulted interest or principal is proposed to be paid and no interest shall accrue on the amount so payable for the period from and after such Redemption Date, Stated Maturity, Installment Payment Date or date for the payment of defaulted interest or principal, as the case may be.

Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed under its corporate seal.

Dated:

GG1C FUNDING CORPORATION

By
[Vice President]
Attest
[Secretary]
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture
, as Trustee
By
Authorized Officer
Dated

[BACK]

GG1C FUNDING CORPORATION

SECURED LEASE OBLIGATION BOND,
5.129% SERIES DUE 2014

This Bond is one of an authorized issue of Securities of the Company known as its "Secured Lease Obligation Bonds, 5.129% Series due 2014 (the "Bonds"). The Bonds are issued under and secured by a Collateral Trust Indenture, dated as of May 1, 2004 (the "Original Indenture"), among the Company, System Energy Resources, Inc., an Arkansas corporation ("System Energy"), and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), as supplemented by Supplemental Indenture No. 1, dated as of May 1, 2004, among such parties (together, and as thereafter amended in accordance with its terms, the "Indenture"). The Indenture permits the issuance of additional series of Securities for the purposes and as provided therein. All Bonds are secured equally and ratably with one another and with any other Securities of the Company issued under the Indenture, as amended or supplemented. Reference is hereby made to the Indenture and any supplements or amendments thereto for a description of the nature and extent of the Securities issued thereunder, the property assigned, pledged and transferred thereunder and the respective rights of the Holders of the Bonds and of the Trustee and the Company in respect of such Security and the terms upon which the Bonds are and are to be authenticated and delivered. The Holder of this Bond, by its acceptance hereof, is deemed to have consented and agreed to all the terms and provisions of the Indenture.

The unpaid principal of and premium, if any, and interest on this Bond are payable from and secured by the assets subject to the lien of the Indenture and the income and proceeds received by the Trustee therefrom and all payments of principal, premium, if any, and interest shall be made in accordance with the terms of the Indenture.

The Indenture provides that certain promissory notes ("Pledged Lessor Notes") are subject to the lien of the Indenture and that additional Pledged Lessor Notes, as and when issued, can be made subject to the lien of the Indenture pursuant to Indenture supplements. The Pledged Lessor Notes subject to the lien of the Indenture on the date of the initial issuance of Bonds were issued by Wachovia Bank, National Association (as successor in interest to Meridian Trust Company), as owner trustee under each of Trust Agreement No. 1 and Trust Agreement No. 2 (each, a "Trust Agreement" and, together, the "Trust Agreements"), each such Trust Agreement with the institutional investor party thereto (each such institutional investor, an "Owner Participant"). Such Pledged Lessor Notes were issued under either Trust Indenture, Deed of Trust, Mortgage, Security Agreement and Assignment of Facility Lease No. 1 or Trust Indenture, Deed of Trust, Mortgage, Security Agreement and Assignment of Facility Lease No. 2, each such indenture between an owner trustee, as owner trustee and lessor (a "Lessor") and Bankers Trust Company (now known as Deutsche Bank Trust Company Americas) and Stanley Burg, not in their individual capacities but solely as Corporate Indenture Trustee and Individual Indenture Trustee, respectively, (each of such indentures, as it was executed and delivered and as thereafter amended in accordance with its terms, being herein called a "Lease Indenture" and each trustee thereunder being herein called a "Lease Indenture Trustee"). Reference is made to each Lease Indenture for a description of the nature and extent of property assigned, pledged, transferred and mortgaged thereunder and the rights of the holders of Pledged Lessor Notes. Except as expressly provided in a Lease Indenture, all payments of principal, premium, if any, and, interest to be made on a Pledged Lessor Note issued under such Lease Indenture will be made only from the assets subject to the lien of such Lease Indenture or the income and proceeds received by the Lease Indenture Trustee therefrom, including, in the case of each Lease Indenture, the rights of the Lessor which, is a party thereto to receive basic rentals and certain other payments under a Facility Lease with System Energy relating to an undivided interest in certain assets constituting part of the Grand Gulf Nuclear Station Unit No. 1 (each of such Facility Leases, as it was executed and delivered and as thereafter amended in accordance with its terms being herein called a "Lease"), which basic rentals and other payments will be at least sufficient to provide for the scheduled payments of the principal of and interest on each Pledged Lessor Note issued under such Lease Indenture. Each Holder of this Bond, by its acceptance hereof, is deemed to have agreed (x) that it will look solely to the assets subject to the lien of the Indenture or the income or proceeds received by the Trustee therefrom, to the extent available for distribution to the Holder hereof as provided in the Indenture, and (y) that none of any Owner Participant, any Lessor, any Lease Indenture Trustee or the Trustee is liable to the Holder hereof or, in the case of any Owner Participant, Lessor or Lease Indenture Trustee, to the Trustee, for any amounts payable on this Bond, or, except as provided in the Indenture with respect to the Trustee, for any liability under the Indenture.

With certain exceptions as therein provided, the supplementation of the Indenture for the purpose of adding any provisions thereto, or changing in any manner or eliminating any of the provisions thereof, will require the consent of the Holders of not less than a majority in aggregate unpaid principal amount of all Securities of all series at the time Outstanding under the Indenture considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate unpaid principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required. The Indenture also contains provisions permitting the Holders of not less than a majority in unpaid principal amount of the Securities at the time Outstanding, on behalf of the Holders of all of the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

On each Installment Payment Date set forth below, the Company shall pay an installment of principal of this Bond equal (subject to adjustment as hereinafter described) in amount to the Installment Payment Percentage set forth below for such Installment Payment Date multiplied by the Original Principal Amount stated on the face of this Bond.

Installment Payment Date	Installment Payment Percentage
January 15, 2005	10.1103709%
January 15, 2006	8.0730512%
January 15, 2007	8.1948320%
January 15, 2008	9.3769433%
January 15, 2009	9.9875720%
January 15, 2010	14.6492606%
January 15, 2011	11.8488323%
January 15, 2012	2.9307421%
January 15, 2013	10.7403624%
January 15, 2014	14.0880331%

In the event of any partial redemption of Bonds (other than pursuant to the aforementioned principal installment payments) the amount of each installment payment of principal to be paid thereafter pursuant to the installment payment schedule indicated above shall be adjusted in accordance with the Indenture.

Notwithstanding anything to the contrary set forth herein or in the Indenture, the unpaid principal amount hereof recorded on the Security Register maintained by the Security Registrar shall be controlling as to the remaining unpaid principal amount hereof.

If any Lease is to be terminated pursuant to Section 13(f) or (g) or Section 14 thereof, or under the circumstances described in Section 10(b)(3)(ix) of the related Participation Agreement, and all Lessor Notes issued under the related Lease Indenture are to be prepaid, Bonds, equal in principal amount to the Pledged Lessor Notes issued under such Lease Indenture, shall be redeemed, on the date on which such Lessor Notes are to be prepaid, at a redemption price equal to the unpaid principal amount thereof plus accrued interest to the Redemption Date, all subject, however, except in the case of a termination pursuant to Section 14 of such Lease, to the right of System Energy to assume such Lessor Notes in which event there shall be no redemption of Bonds as a consequence of such termination.

This Bond is redeemable at the option of the Company as provided in the Indenture.

In the event that any of the Bonds are called for redemption, notice shall be given to the Holders in accordance with Section 6.04 of the Original Indenture not less than 20 nor more than 60 days prior to the redemption date.

With respect to any notice of redemption of Bonds (and not with respect to installment payments of principal payable on Installment Payment Dates) unless, upon the giving of such notice, such Bonds shall be deemed to have been paid in accordance with the provisions of the Indenture, such notice shall state that such redemption shall be conditional upon the receipt by the Trustee, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest on such Bonds and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made.

Bonds (or portions thereof as aforesaid) for which redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest).

If an Event of Default shall occur, the unpaid principal of this Bond may become or be declared due and payable in the manner and with the effect provided in the Indenture.

This Bond is transferable by the Holder hereof in person or by attorney authorized in writing, at the Corporate Trust Office of the Security Registrar (or if such office is not in the Borough of Manhattan, The City of New York, at either such office or an office to be maintained in such Borough). Upon surrender for registration of transfer of this Bond, the Company shall execute, and the Trustee (or any Authenticating Agent) shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same series, of authorized denominations and of like tenor and aggregate principal amount.

The Bonds are issuable only as registered Bonds without coupons in denominations of $1,000 and/or any integral multiple of $1.00 in excess of $1,000. As provided in and subject to the provisions of the Indenture, Bonds may be exchanged for other Bonds of the same series, of authorized denominations, and of like tenor and aggregate principal amount, upon surrender at any office maintained for such purpose pursuant to the Indenture.

No service charge will be made to any Holder of Bonds for any such transfer or exchange but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The person in whose name this Bond is registered shall be deemed to be the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue, regardless of any notice to anyone to the contrary.

As provided in the Indenture, the Indenture and the Bonds shall be construed in accordance with and governed by the internal laws of the State of New York.

FORM OF ASSIGNMENT

For value received ________________ hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________ ______________________________________________________________________________

(Please insert social security or other
taxpayer identification number of assignee.)

the within security and hereby irrevocably constitutes and appoints _________________________ attorney to transfer the said security on the books of GG1C Funding Corporation with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to such date as restrictions on the transfer of such security imposed by the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder, are terminated in accordance with the Indenture and the Supplemental Indenture No. 1, the undersigned confirms that such security is being transferred:

[_] To System Energy Resources, Inc. or GG1C Funding Corporation; or

[_] Pursuant to an effective registration statement under the Securities Act; or

[_] Pursuant to and in compliance with Rule 144A under the Securities Act; or

[_] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act; or

[_] Pursuant to and in compliance with Regulation S under the Securities Act; or

[_] Pursuant to and in compliance with Rule 144 under the Securities Act;

and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of GG1C Funding Corporation as defined in Rule 144 under the Securities Act (an "Affiliate"):

[_] The transferee is an Affiliate of GG1C Funding Corporation

Dated: ________________

___________________________

Signature

Sign name exactly as it appears on face of the within security

(If the registered owner is a corporation,
partnership or fiduciary, the title of the
person signing on behalf of such registered
owner must be stated.)

Signature guarantee: ______________________

SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

ACCREDITED INVESTOR LETTER

Date:

System Energy Resources, Inc.
639 Loyola Avenue
New Orleans, Louisiana 70113

Morgan Stanley & Co. Incorporated
Citigroup Global Markets Inc.
The Royal Bank of Scotland plc
Wedbush Morgan Securities Inc.

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

We understand that the Secured Lease Obligation Bonds, 5.129% Series due 2014 (the "Securities"), are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if, prior to the expiration of the holding period applicable to sales of any Security under Rule 144(k) under the Securities Act, we decide to offer, resell or otherwise transfer such Security, such Security may be offered, resold or otherwise transferred only (i) to System Energy Resources, Inc. ("System Energy") or GG1C Funding Corporation, (ii) pursuant to an effective registration statement under the Securities Act, (iii) inside the United States to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A under the Securities Act, (iv) inside the United States to an Institutional Accredited Investor (as defined below) that, prior to such transfer, furnishes to Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), a signed letter in the form hereof, and such other opinions and certifications that the Trustee may request, (v) outside the United States in compliance with Rule 903 or 904 under the Securities Act or (vi) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available). In each case, any such offer, resale or transfer shall be in accordance with any applicable securities laws of the States of the United States or any other applicable jurisdiction and in accordance with the legend set forth on the Securities. We further agree to provide any person purchasing any of the Securities from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that any Securities will bear a legend reflecting the substance of this paragraph.

We confirm that:

(i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

(ii) (A) any purchase of Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

(iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Securities;

(iv) we are not acquiring Securities with a view to resale or distribution thereof or with any present intention of offering or selling Securities, except as permitted above; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

(v) we have had access to such financial and other information and have been afforded the opportunity to ask such questions of representatives of System Energy and receive answers thereto, as we deem necessary in connection with our decision to purchase Securities.

We acknowledge that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(Name of Purchaser)

By: ______________________________

Name:
Title:
Address:

EXHIBIT D

FORM OF TRANSFER CERTIFICATE
144A GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY

Deutsche Bank Trust Company Americas,
as Trustee
[address]

Attention:

Re: GG1C Funding Corporation

Reference is hereby made to the Collateral Trust Indenture dated as of May 1, 2004, among GG1C Funding Corporation, System Energy Resources, Inc., and Deutsche Bank Trust Company Americas, as trustee, as amended and supplemented, and the Supplemental Indenture No. 1 dated as of May 1, 2004, relating to the Secured Lease Obligation Bonds 5.129% Series due 2014 (the "Supplemental Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Supplemental Indenture.

This letter relates to $_________________ principal amount of Bonds which are evidenced by a 144A Global Security (CUSIP No. _________) and held with the Clearing Agency indirectly in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in such Bonds to a person that will take delivery thereof in a transaction effected pursuant to and in accordance with Rule 903 or 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that:

The offer of such Bonds was not made to a person in the United States,

(A) either:

(i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(B) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) under the Securities Act, as applicable;

(C) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(D) we have advised the transferee of the transfer restrictions applicable to such Bonds.

You and the initial purchasers of the Bonds are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate and not otherwise defined herein or in the Supplemental Indenture No. 1 have the meanings set forth in Regulation S under the Securities Act.

Dated:__________________

[Insert Name of Transferor]

By:
Name:
Title:

(If the registered owner is a corporation,
partnership or fiduciary, the title of the
person signing on behalf of such registered
owner must be stated.)

Signature guarantee: ___________________

SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT E

FORM OF TRANSFER CERTIFICATE
REGULATION S GLOBAL SECURITY TO 144A GLOBAL SECURITY

Deutsche Bank Trust Company Americas,
as Trustee
[address]

Attention:

Re: GG1C Funding Corporation

Reference is hereby made to the Collateral Trust Indenture, dated as of May 1, 2004, among GG1C Funding Corporation, System Energy Resources, Inc. and Deutsche Bank Trust Company Americas, as trustee, as amended and supplemented, and the Supplemental Indenture No. 1 dated as of May 1, 2004, relating to the Secured Lease Obligation Bonds 5.129% Series due 2014 (the "Supplemental Indenture"). Capitalized terms used but not defined herein shall have the meanings given to them in the Supplemental Indenture.

This letter relates to $_________________ principal amount of Bonds which are evidenced by a Regulation S Global Security (CUSIP No. _________) and held with the Clearing Agency indirectly in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in such Bonds to a person that will take delivery thereof in a transaction effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby certify that (i) the Transferor's interest in such Bonds is being transferred in accordance with the transfer restrictions set forth in the Supplemental Indenture; and (ii) the transferee is a person who the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, purchasing for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

You and the initial purchasers of the Bonds are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Dated:__________________

[Insert Name of Transferor]

By:
Name:
Title:

(If the registered owner is a corporation,
partnership or fiduciary, the title of the
person signing on behalf of such registered
owner must be stated.)

Signature guarantee: ___________________

SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Trustee, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.